                                                                   Exhibit 10.13

                            LETTER AMENDMENT NO. 1



                                March 31, 1998



The Prudential Insurance Company
 of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:


        We refer to the Master Shelf Agreement dated as of April 17, 1997 (the "AGREEMENT") between the undersigned, TransMontaigne Oil Company (the "COMPANY"), and The Prudential Insurance Company of America ("PRUDENTIAL") and U.S. Private Placement Fund (collectively, the "PURCHASERS"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.



        On April 17, 1997 the Company issued to the Purchasers $50,000,000 aggregate principal amount of its 7.85% Series A Senior Notes due April 17, 2003 and on December 16, 1997 the Company issued to Prudential $25,000,000 aggregate principal amount of its 7.22% Series B Senior Notes due October 17, 2004. The Company is entering into an Amended and Restated Credit Agreement dated as of the date hereof which amends the existing Bank Agreement. The Company has requested that you agree to amend certain definitions and covenants contained in the Agreement to conform them to the changes in the amended Bank Agreement. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:



        1. AMENDMENTS. The Agreement is, effective the date first above written, hereby amended as follows:

        (a) PARAGRAPH 5F. Paragraph 5F of the Agreement is amended in full to read as follows:


             5F. TYPES OF BUSINESS. The Company shall, and shall cause each of its Subsidiaries to, engage principally in one or more of the business of (a) providing transportation, terminaling and storage services for petroleum products and the distribution, purchase and/or sale of petroleum products, chemicals and other bulk liquids, (b) natural gas gathering, processing, transmission and marketing and (c) other activities related thereto. The Company and its Subsidiaries may engage in businesses other than those described in the preceding sentence, provided that the gross revenues
                                                --------
of such other businesses in any fiscal year of the Company shall not exceed 10% of the Consolidated gross revenues of the Company and its Subsidiaries."

        (b) PARAGRAPH 5J. Paragraph 5J of the Agreement is amended in full to read as follows:

             "5J. TRADING POLICY. The Company shall, and shall cause each of its Subsidiaries (to the extent they are engaged in such business) to, maintain and follow a policy of managing petroleum inventory risk with the objective of minimizing potentially adverse impacts on earnings arising from volatility in refined petroleum product prices. The holders acknowledge that the policy described in the Risk and Product Management Policy Statement dated March 1998 of TransMontaigne Product Services Inc. (formerly known as Continental Ozark, Inc.), an Arkansas corporation, a copy of which is attached to this Agreement as
Schedule 5J, represents such a policy."
-----------

        (c) PARAGRAPH 6A(2). Paragraph 6A(2) of the Agreement is amended in full to read as follows:

             "6A(2) LEVERAGE RATIO. The Company will not permit the Leverage Ratio of the Company and its Subsidiaries at any time during each period specified below to equal or exceed the percentage set forth below next to such period:

        Period                                          Percentage
        ------                                          ----------

        To and including April 29, 2001                     65%

        From and including April 30, 2001 to                60%
        and including April 29, 2002

        April 30, 2002 and thereafter                       55%."

        (d) PARAGRAPH 6A(3). Paragraph 6A(3) of the Agreement is amended in full to read as follows:

             "6A(3) CONSOLIDATED TANGIBLE NET WORTH. The Company will not permit Consolidated Tangible Net Worth at any time to be less than $115,000,000 plus 50% of Consolidated Net Income (if positive) for the period from May 1, 1997 to January 31, 1998; provided, however, that on April 30, 1998 and on the last day
                  --------  -------
of each fiscal quarter of the Company thereafter, the then effective dollar amount in this paragraph 6A(3) shall be increased by the sum of (a) 50% of Consolidated Net Income (if positive) for the fiscal quarter then ended plus (b) 50% of the net proceeds realized by the Company and its Subsidiaries, calculated on a Consolidated basis in accordance with GAAP, from the issuance of any equity securities during the fiscal quarter then ended."

        (e) PARAGRAPH 6B. Clause (ii) of paragraph 6B of the Agreement is amended in full to read as follows:

             "(ii) So long as immediately before and after giving effect thereto no Default or Event of Default exists, the Company may make Distributions to its stockholders; provided that the cumulative amount distributed after April 30,
              --------
1997 shall not exceed the sum of (a) $10,000,000 plus (b) 50% of the cumulative
                                                 ----
Consolidated Net Income of the Company and its Subsidiaries commencing May 1, 1997."

        (f) PARAGRAPH 6C(2). Clauses (vii) and (xv) of paragraph 6C(2) of the Agreement are amended in full to read as follows:

             "(vii) To the extent permitted by paragraph 6C(1)(ix), Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that (a) the aggregate principal
                          --------  -------
amount of all Indebtedness permitted by this paragraph 6C(2)(vii) which consists of Indebtedness in respect of Capital Lease Obligations and other Indebtedness incurred for the acquisition of equipment shall not exceed 2% of Consolidated Net Tangible Assets at any one time outstanding and (b) that the aggregate principal amount of all Indebtedness permitted by this paragraph 6C(2)(vii) which consists of Indebtedness issued to sellers of any business or part thereof or operating assets in consideration for the acquisition thereof by the Company or a Subsidiary shall not exceed 4% of Consolidated Net Tangible Assets at any one time outstanding."

             "(xii) So long as the Intercreditor Agreement is in effect, Funded Debt of the Company under the Bank Agreement not exceeding $175,000,000, and other "Credit Obligations" (as defined in the Bank Agreement) of the Company and the Guarantors under the Bank Agreement."

             "(xv)  Unsecured Funded Debt of the Company; provided that after
                                                          --------
giving effect to the issuance of such unsecured Funded Debt and the application of any of the proceeds thereof on the issuance date no Default or Event of Default shall exist, the Leverage Ratio shall not exceed 60% on or before April 29, 2000, 55% on or after April 30, 2000 and on or before April 29, 2001, or 50% on or after April 30, 2001 and the Company shall have delivered to the holders a certificate of a Financial Officer of the Company in reasonable detail demonstrating compliance with these conditions after giving effect to such issuance and application; provided, further, either (a) that the terms and
                          --------  -------
conditions of such unsecured Funded Debt, including without limitation, financial covenants, defaults, amortization and rate of interest shall have been consented to by to the Majority Holders or (b) that the sum of (I) the aggregate outstanding principal amount of Notes (other than the Series A Notes and the Series B Notes) plus (II) the aggregate principal
                                           ----
amount of Indebtedness permitted under this clause (b) and not consented to as provided in the preceding clause (a) at no time shall exceed $60,000,000."

        (g) PARAGRAPH 6C(4). Clause (v) of paragraph 6C(4) of the Agreement is amended by deleting the figure "10%" and substituting therefor the figure"15%."

        (h) PARAGRAPH 6C(6). Clause (ii) of paragraph 6C(6) of the Agreement is amended in full to read as follows:

             "(ii)  Leases other than Capitalized Leases; provided, however,
                                                          --------  -------
that the aggregate fixed rental obligations for any fiscal year (excluding payments required to be made by the lessee in respect of taxes and insurance whether or not denominated as rent) shall not exceed an amount equal to 3% of Consolidated Net Tangible Assets as of the last day of the next preceding fiscal year."

        (i) PARAGRAPH 10B. Paragraph 10B of the Agreement is amended by amending the following definitions in full to read as follows:

             "'BANK AGREEMENT' shall mean the Amended and Restated Credit Agreement dated as of March 31, 1998 among the Company, the Guarantors and the Bank Agent and the institutions parties thereto, as amended from time to time."

             "'CONSOLIDATED NET INCOME' shall mean, for any period, the net income (or loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net
                                   --------  -------
Income shall not include:
             ---

             (a) the income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary or is merged into or consolidated with the Company or any of its Subsidiaries;

             (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in
--------  -------
respect of the income of such Person when actually received in cash by the Company or such Subsidiary in the form of dividends or similar Distributions and
(ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Company or any of its Subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

             (c) all amounts included in computing such net income (or loss) in respect of the write-up of any asset or the retirement of any Indebtedness or equity at less than face value after April 30, 1997;

             (d)  extraordinary and nonrecurring gains;

             (e) the income of any Subsidiary to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Company or a Wholly Owned Subsidiary is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary; and

             (f) any after-tax gains or losses attributable to returned surplus assets of any Plan."

             "'CONSOLIDATED TANGIBLE NET WORTH' shall mean, at any date, the total of:

             (a) stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the effect of any foreign currency translation adjustments;

  minus      (b)  the amount by which such stockholders' equity has been
  -----
increased after April 30, 1997 by the items described in clauses (a) through (f) of the definition of Consolidated Net Income;

  minus      (c)  to the extent not already deducted from the amount in clause
  -----
(a) above, (i) treasury stock, (ii) receivables due from an employee stock ownership plan and (iii) Guarantees of Indebtedness incurred by an employee stock ownership plan;

  minus      (d)  the amount of intangible assets carried on the balance sheet
  -----
of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, including goodwill, patents, patent applications, copyrights, trademarks, tradenames, research and development expense, organizational expense, unamortized debt discount and expense, deferred financing charges and debt acquisition costs."

             "'SERIES B NOTES' shall mean the 7.22% Series B Senior Notes due October 17, 2004 in the principal amount of $25,000,000."

        (j)  SCHEDULE 5A(i).  Schedule 5A(i) to the Agreement is replaced by the
Schedule 5A(i) attached hereto.

        (k)  SCHEDULE 5J.  Schedule 5J to the Agreement is replaced by the
Schedule 5J attached hereto.

        2. CONSENT OF GUARANTORS. Each Guarantor under the Guaranty contained in paragraph 11 of the Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said letter amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said letter amendment.

        3. CONSENT OF PLEDGORS. Each of the Company and TransMontaigne Transportation Services Inc. is a Pledgor under the Pledge Agreement (the "PLEDGORS") and each hereby agrees that (i) the Pledge Agreement shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, this letter amendment, all references in the Pledge Agreement to the Loan Documents shall mean the Loan Documents as amended by this Amendment and (ii) all of the Loan Security described therein does, and shall continue to, secure the payment by the Pledgors of their obligations under the Loan Documents, as amended by this letter amendment.

        4.   MISCELLANEOUS.

        (a) EFFECT ON AGREEMENT. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

        (b) COUNTERPARTS. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

        (c) EFFECTIVENESS. This letter amendment shall become effective as of the date first above written when and if (I) counterparts of this letter amendment shall have been executed by the Company, each Guarantor and the Pledgors and you; and (II) the covenants of the Company set forth in the Bank Agreement shall have been amended to reflect the covenant modifications of the Agreement made herein.

        (d) FEES. The Company agrees to pay Prudential $1,500 for the allocated costs of internal counsel for the preparation of this Amendment.

        (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE 0F NEW YORK.

        If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to TransMontaigne Oil Company, 370 17th Street, Suite 2750, Denver, Colorado 80202, Attention of Harold R. Logan.



                                        Very truly yours,

                                        TRANSMONTAIGNE OIL COMPANY



                                        By: /s/ Harold R. Logan, Jr.
                                           -------------------------------------
                                           Title:EVP/Finance



                                        GUARANTORS/PLEDGORS
                                        TRANSMONTAIGNE PRODUCT SERVICES INC.
                                        TRANSMONTAIGNE PIPELINE INC.
                                        TRANSMONTAIGNE TERMINALING INC.
                                        TRANSMONTAIGNE TRANSPORTATION
                                         SERVICES INC.
                                        BEAR PAW ENERGY INC.



                                        By: /s/ Richard E. Gathright
                                           -------------------------------------
                                           As C.E.O. of each of the foregoing
                                           corporations

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA


By: /s/ Randall M. Kob
   -------------------------------------
   Vice President



U.S. PRIVATE PLACEMENT FUND

By: Prudential Private Placement
    Investors, L.P., Investment Advisor

By: Prudential Private Placement
    Investors, Inc., its General Partner


By: /s/ Randall M. Kob
   -------------------------------------
   Vice President

                                                                  SCHEDULE 5A(i)
                                                                  --------------

                    FORM OF COVENANT COMPLIANCE CERTIFICATE


The Prudential Insurance Company of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Ave., Suite 4200E
Dallas, Texas 75201
Attn: Managing Director
[other Holders]

Ladies and Gentlemen:

     Reference is made to the Master Shelf Agreement dated as of April 17, 1997 among TransMontaigne Oil Company, a Delaware corporation (the "COMPANY"), certain Guarantors named therein, The Prudential Insurance Company of America, and the other holders from time to time of Notes issued thereunder (the "SHELF AGREEMENT"). Terms defined in the Shelf Agreement and not otherwise defined herein are used herein as defined in the Shelf Agreement.

     Pursuant to paragraph 5A of the Shelf Agreement, the Company is furnishing to you herewith [or has most recently furnished to you] the financial statements of the Company and its Subsidiaries for the fiscal period ended __________ (the "BALANCE SHEET DATE"). Such financial. statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the date thereof and the results of their operations for the period covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes and except that permanent base product inventory will be recorded at historical cost.

     This certificate is submitted in compliance with the requirements of paragraph 5A(i)(d) or 5A(ii)(c) of the Shelf Agreement. The undersigned officer of the Company is a duly authorized Financial Officer.

     The undersigned officer has caused the provisions of the Shelf Agreement to be reviewed and has no knowledge of any Default or Event of Default. [Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Company with respect thereto.]

     The Company is providing the following information to demonstrate compliance as of the Balance Sheet Date with the following Computation Covenants:

1. Paragraph 6A(1). Fixed Charges Coverage.
   ---------------------------------------
   A. Consolidated Income from Operations

      Consolidated gross revenues (per income statement)               $____________

      Minus Consolidated cost of operations (per income statement)     (____________)

      Minus Consolidated selling, general and administrative           (____________)
      expenses (per income statement)

      Subtotal for most recent quarter                                 $____________

      Consolidated Income from Operations for three prior quarters:

            Quarter ended                                              _____________

            Quarter ended                                              _____________

            Quarter ended                                              _____________

      Total                                                            $____________

      Consolidated Interest Expense

      Subtotal for most recent quarter (per income $ statement)        $____________

      Consolidated interest expense for three prior quarters:

            Quarter ended                                              _____________

            Quarter ended                                              _____________

            Quarter ended                                              _____________

      Total                                                            $____________

      A divided by B equals (may not be less than 225 %)               _____________%

2. Paragraph 6A(2). Leverage Ratio.
   -------------------------------
   A. Consolidated Funded Debt

      Long term debt (per balance sheet)                               _____________

      Current maturities of long term debt, unless included above      _____________
      (per balance sheet)

      Other Funded Debt, including certain letter of credit            _____________


      reimbursement obligations

      Total                                                            $____________

   B. Consolidated Net Tangible Assets

      Consolidated total assets (per balance sheet)                    $____________

      Minus Consolidated Current Liabilities (per balance sheet)       (____________)

      Minus Consolidated other liabilities (other than liabilities     (____________)
      for Funded Debt) (per balance sheet)

      Minus Consolidated intangible assets (per balance sheet)         (____________)

      Minus book value of any minority interest in a Subsidiary (per   (____________)
      balance sheet)

      Total                                                            $____________

      A divided by B equals (may not equal or exceed the applicable    _____________%
      percentage)

3. Paragraph 6A(3). Consolidated Tangible Net Worth.
   -------------------------------------------------

   A. Consolidated Tangible Net Worth

      Consolidated stockholders' equity (per balance sheet)            $____________
      (excluding effect of any foreign currency translation
      adjustments)

      Minus increase in such stockholders' equity after April 30,      (____________)
      1997 because of items (a) - (f) in definition of Consolidated
      Net Income

      Minus (without duplication) the book value of treasury stock,    (____________)
      receivables due from an employee stock ownership plan and
      Guarantees of Indebtedness incurred by an employee stock
      ownership plan

      Minus Consolidated intangible assets                             (____________)

      Total                                                            $____________

   B. Requirement

      Initial requirement                                              $ 115,000,000

      Cumulative increases through quarter preceding most recent       _____________
      quarter


      50% of Consolidated Net Income (if positive) in most recent      _____________
      quarter (commencing quarter ended April 30, 1997)

      50% of Consolidated net proceeds from issuance of equity         _____________
      securities in most recent quarter (commencing quarter ended
      April 30, 1997)

      Total                                                            $____________

   A must exceed B.

4. Paragraph 6C(2). Certain Indebtedness.
   -------------------------------------
   A. Aggregate principal amount of all Indebtedness in respect of
      Capital Lease Obligations and other Indebtedness incurred for acquisition of equipment

      Total (may not exceed 2% of Consolidated Net Tangible Assets)    $____________

   B. Aggregate principal amount of paragraph 6C(2)(vii) Indebtedness issued to sellers of any business or part thereof or operating assets for the acquisition thereof

      Total (may not exceed 4% of Consolidated Net Tangible Assets)    $____________

5. Paragraph 6C(2)(xv). Unsecured Funded Debt.
   ------------------------------------------

   A. Aggregate outstanding principal of Indebtedness permitted by paragraph 6C(2)(xv)

      Total                                                            $____________

   B. Aggregate outstanding principal of Indebtedness permitted by clause (b) of paragraph 6C(2)(xv) and not consented to under clause (a) thereof.

      Total                                                            $____________

      A plus B equals (may not exceed $60,000,000)                     $____________

6. Paragraph 6C(2)(xvi). Other Indebtedness.
   ----------------------------------------
   A. Indebtedness (other than Financing Debt) in addition to other types of indebtedness permitted by paragraph 6C(2)

      [List Indebtedness]

      Total (may not exceed $2,000,000)                                $____________



7. Paragraph 6C(4). Investments in Certain Subsidiaries.
   ----------------------------------------------------

    A. Investments in Subsidiaries listed in Schedule 8A other than Wholly Owned Subsidiaries (after December 18, 1996):

        [List Investments]

        Total                                                        $__________

    B.  Consolidated Net Tangible Assets

        Total (per (P)2B)                                            $__________

    A divided by B equals (may not exceed 10%)                       __________%


8.  Paragraph 6C(4)(vii).  Other Investments.
    ----------------------------------------

    A. Investments in Subsidiaries listed in Schedule 8A otherwise not permitted in paragraph 6C(4)

        [List Investments]

        Total                                                        $__________

    B.  Consolidated Tangible Net Worth

        Total (per (P)3A)                                            $__________

        A divided by B equals (may not exceed 15%)                   __________%


9.  Paragraph 6B.  Distributions.
    ----------------------------

    A.  Consolidated Net Income (cumulative since November 1, 1996)

        Cumulative Consolidated Net Income from November 1, 1996     $__________
        to beginning of most recent quarter

        Consolidated net income (or loss) (per income statement)      __________

        Minus income (or loss) of any Person accrued prior to        (_________)
        becoming a Subsidiary

        Minus income (or loss) of any Person (other than a           (_________)
        Subsidiary) in which the Company or a Subsidiary has an ownership interest (subject to certain exceptions in Section) [definition of Consolidated Net Income])

        Minus amounts included in net income (or loss) in respect    (_________)
        of
        the write-up of any asset or retirement of any Indebtedness or equity at less than face value after October 31, 1996

        Minus extraordinary and nonrecurring gains                   (_________)

        Minus income from an impermissible Distribution or           (_________)
        repayment of Indebtedness by any Subsidiary

        Minus after-tax gains or losses attributable to returned     (_________)
        surplus assets of any Plan

        Total                                                        $__________

    B.  Distributions

        Total of cumulative Distributions after October 31, 1996     $__________


    B minus ($5,000,000 plus 50% of A) equals (may not exceed zero)  __________%


10. Paragraph 6C(5).  Dispositions of Certain Assets.
    ------------------------------------------------

    A. Assets disposed of (at fair market value or book value if greater) to date in fiscal year

        [List assets]

        Total                                                        $__________

    B. Consolidated Net Tangible Assets (as of last day of next preceding fiscal year)

        Consolidated total assets (per balance sheet)                $__________

        Minus Consolidated Current Liabilities (per balance sheet)   (_________)

        Minus Consolidated other liabilities (other than liabilities (_________) for Funded Debt) (per balance sheet)

        Minus Consolidated intangible assets (per balance sheet)     (_________)

        Minus book value of any minority interest in a Subsidiary    (_________)
        (per balance sheet)

        Total                                                        $__________

    A divided by B equals (may not exceed 4% in any fiscal year)     __________%


11. Paragraph 6C(6).  Certain Lease Obligations.
    -------------------------------------------

    A.  Leases Other than Capitalized Leases

        Aggregate fixed rental obligations for fiscal year           $__________

        Minus payments required in respect of taxes and insurance-   (_________)
        (if included above)

        Total  (may not exceed 3% of Consolidated Net Tangible       $__________
        Assets and the last day of the next preceding fiscal year)


12. Paragraph 5O.  Open Positions.
    -----------------------------

    A.  Consolidated Open Positions

        Number of barrels of petroleum product held in inventory or ___________ subject to purchase contracts

        Minus number of barrels of petroleum product subject to      (_________)
        sale contracts

        Total (may not exceed Company policy of barrels)             ___________


    If the Balance Sheet Date is the last day of a fiscal quarter of the Company, this certificate is accompanied by supplements to Schedule 7A, 8D and 8J to the extent required by paragraph 5A(i)(f) or 5A(ii)(d).

    If the Balance Sheet Date is the last day of the fiscal year of the Company, this certificate is accompanied by a written statement of the independent certified public accountants of the Company complying with the terms of paragraph 5A(i)(a) of the Shelf Agreement and the calculations of Accumulated Benefit Obligations and Plan assets complying with the terms of paragraph 5A(1)(e) of the Shelf Agreement.

    IN WITNESS WHEREOF, the undersigned Financial Officer of the Company has set his or her hand and seal this day of __________, 199_.

                                        TRANSMONTAIGNE OIL COMPANY



                                        By: ____________________________________

                                            Title